SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 17, 2006

Multi-Color Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Ohio	0-16148	31-1125853
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

425 Walnut Street, Suite 1300, Cincinnati, Ohio	45202
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

Registrant’s telephone number, including area code 513/381-1480

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

At the Annual Meeting of Shareholders of Multi-Color Corporation (the “Company”) held on August 17, 2006, the shareholders of the Company approved the 2006 Director Equity Compensation Plan (the “2006 Director Plan”). Under the 2006 Director Plan, each non-employee director will be granted restricted shares of Multi-Color’s Common Stock on October 1, 2006, and annually thereafter. The number of restricted shares granted to each non-employee director on October 1, 2006 will be the number of shares with an aggregate fair market value equal to $50,000 at the time of grant.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Multi-Color Corporation announced August 21, 2006 that its Board of Directors has appointed a new director, Thomas M. Mohr, effective August 17, 2006. Mr. Mohr is the President and CEO of Applied Extrusion Technologies, Inc., a developer and manufacturer of plastic films used for flexible and consumer packaging, product labeling and graphic media applications. Mr. Mohr is the former President and CEO of Grupo Celanese, Mexico, Trespaphan and Vibac Group North America.

Mr. Mohr was appointed to serve on the Audit and Finance Committee and the Compensation and Organization Development Committee. There were no arrangements or understandings between Mr. Mohr and any other person pursuant to which he was selected as a director. In addition, there are no transactions in which Mr. Mohr has an interest requiring disclosure pursuant to Item 404(a) of Regulation S-K.

For additional information see the Press Release dated August 21, 2006 included with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

Multi-Color Corporation will send the following Notice to its directors and executive officers pursuant to Rule 104 of Regulation BTR on or before August 22, 2006:

NOTICE OF TRADING RESTRICTIONS ON MULTI-COLOR CORPORATION

COMMON STOCK UNDER THE SARBANES-OXLEY ACT OF 2002

August 21, 2006

This Notice is provided to you pursuant to Section 306(a)(6) of the Sarbanes-Oxley Act of 2002 (the “Act”). Under the Act, it is unlawful for any director or executive officer of Multi-Color Corporation to buy, sell or otherwise acquire or transfer any Multi-Color Corporation common stock (“Common Stock”), directly or indirectly, during a “blackout period” which suspends the ability of participants in the Multi-Color Corporation 401(k) Savings Plan (the “Plan”) to make trades with respect to the Multi-Color Corporation Stock Fund (the “Stock Fund”). In general, this prohibition applies to any Common Stock you now have or may receive in connection with your service to or employment with Multi-Color Corporation, whether or not as a participant in the Plan.

Duration of Blackout Period

The blackout period will begin at 4:00 P.M., Eastern time, on Friday, September 8, 2006 and will end at 4:00 P.M., Eastern time, on Friday, September 15, 2006.

Reason for the Blackout Period

Eleven new funds are being added as investment options under the Plan and two current funds are being removed as investment options. In order to accommodate the investment option changes, all transactions in the Plan must be suspended during the blackout period.

Plan Transactions to Be Suspended During the Blackout Period

Plan participants will be prohibited from making any fund transfers or fund election changes during the blackout period. No activity within the Plan will be permitted during the blackout period.

Class of Equity Securities Subject to the Blackout Period

The class of equity securities subject to the blackout period is the Common Stock of the Company.

It is important that you contact Dawn H. Bertsche prior to engaging in any transaction involving any Common Stock held by you or in which you have an indirect ownership interest.

If you have any questions regarding the blackout period or this Notice, please contact:

Dawn H. Bertsche

Senior Vice President Finance, Chief Financial Officer and Secretary

425 Walnut Street, Suite 1300

Cincinnati, OH 45202

(513) 345-1108

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 21, 2006

99.2	Multi-Color Corporation 2006 Director Equity Compensation Plan (previously filed as Appendix A to the Company’s Proxy Statement for the Annual Meeting of Shareholders held on August 17, 2006 and incorporated herein by reference)

99.3	Form of Notice of Trading Restrictions (included in Item 5.04 of this filing)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTI-COLOR CORPORATION

By:	/s/ Dawn H. Bertsche
Name:	Dawn H. Bertsche
Title:	Senior Vice President Finance, Chief Financial Officer and Secretary

Date:	August 22, 2006